DRYDEN GOVERNMENT INCOME FUND, INC.


PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 30, 2004

SUPPLEMENT DATED OCTOBER 22, 2004

1.	The following information supercedes any
contrary information contained in the Prospectus or in the Statement of Additional Information (SAI), of the above-named fund, in particular, footnote 2 to the "Shareholder Fees" table in the section of the prospectus entitled "Risk/Return Summary-Fees and
Expenses":

Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to an contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.

2.	Effective immediately, Robert Tipp and Richard
Piccirillo have assumed full portfolio management responsibility for the Dryden Government Income Fund, Inc.
Peter Cordrey, former co-portfolio manager for these funds with Mr. Tipp and Mr. Piccirillo, has assumed other responsibilities within Prudential Fixed Income.

To reflect these changes, the following replaces the fifth paragraph in the section of the prospectus entitled "How the Fund is Managed - Investment Adviser" with respect to the above-named Fund:

The Fund is managed by Robert Tipp, Chief Investment
Strategist and Richard Piccirillo of the U.S. Liquidity
Team, using an institutional, team-based approach. These portfolio managers develop and coordinate the Fund's investment strategy utilizing the following approach:
[Please see page 20 of the Prospectus for additional information]

In addition, the following replaces the section of the prospectus entitled, "How the Fund is Managed - Portfolio
Management Team:"

Robert Tipp CFA, is Chief Investment Strategist of Prudential Fixed Income. He is co-ortfolio manager of Core Plus,
U.S. Government, and Global Bond strategies, portfolio manager for asset-liability strategies and TIPs portfolios, and also has supervisory responsibility for municipal and money market strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Prior to that, Mr. Tipp was a senior staff analyst at the Allstate Research & Planning Center, and managed a number of fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a Bachelor of Science
(BS) in Business Administration with highest honors and a Master in Business Administration (MBA) in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.
He has co-managed the Portfolio since 2003.

Richard Piccirillo is Vice President on Prudential Fixed Income's U.S. Liquidity Team. He is co-portfolio manager of U.S. Government strategies and has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Prior to that, he was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He received a Bachelor of Business Administration (BBA) in Finance from George Washington University and an MBA in Finance and International Business from New York University. He has co-managed the Portfolio since 2003.

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